Exhibit 10.44
CHANGE ORDER
80-ACRES BRIDGE

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00070 DATE OF CHANGE ORDER: 28-Oct-2022

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s costs to provide the Engineering, Procurement, and Construction services to install a permanent beam bridge (“80 Acres Bridge”) between the 80 Acres real estate and Lighthouse Road. This Change Order comprises:
a.A concrete slab beam design with 12ea concrete beams; and
b.Includes for the demolition and removal of the existing north and south bridges.

2.    For context this Change Order, therefore, addresses Work that Contractor commenced and subsequently discontinued under Change Orders CO-00047 and CO-00054, executed on 18-Jun-2021 and 01-Dec-2021 respectively.

3.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.    Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61)	$697,987
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,017,590,560
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,017,590,560

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-69)	$7,578,450
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$465,274,450
10. The Contract Price Applicable to Subproject 6(b) will be changed by this Change Order	$1,584,805
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$466,859,255

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,482,865,010

15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,584,805
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,484,449,815

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A – This Work is performed post-Substantial Completion

Adjustment to other Changed Criteria for Subproject 6(b): N/A – This Work is performed post-Substantial Completion

Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A - This Work is performed post-Substantial Completion
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A - This Work is performed post-Substantial Completion

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP E&C	Senior Project Manager & Principal Vice President
Title	Title

November 18, 2022
Date of Signing	Date of Signing

CHANGE ORDER

MOORING SYSTEM LOW-TENSION COMMON ALARM

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00071 DATE OF CHANGE ORDER: 31-Oct-2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s costs to provide the Procurement and Construction services to add a Low-Tension Common Alarm to the East, West and Third Berth jetties’ mooring systems.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68)	$697,987
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,017,590,560
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,017,590,560

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-70)	$9,163,255
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$466,859,255
10. The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$71,174
11. The Provisional Sum Applicable to Subproject 6(b) will be changed by this Change Order	$—
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$466,930,429

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,484,449,815
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$71,174
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,484,520,989

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A

Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A – This Work is performed post-Substantial Completion

Adjustment to other Changed Criteria for Subproject 6(b): N/A – This Work is performed post-Substantial Completion

Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B

Adjustment to Design Basis for Subproject 6(b): N/A – This Work is performed post-Substantial Completion

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A – This Work is performed post-Substantial Completion

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP E&C	Senior Project Manager & Principal Vice President
Title	Title

November 18, 2022
Date of Signing	Date of Signing

CHANGE ORDER

FERC HYDROCARBON PERMIT CONDITIONS

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00072 DATE OF CHANGE ORDER: 31-Oct-2022

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), and as per the requirements stated in Owner correspondence SPL4-BE-C22-023 dated 02-Sep-2022, the Parties agree this Change Order includes Contractor’s costs to provide the Engineering, Procurement, and Construction services for:
a.A passive system designed to withstand a 20-minute fire exposure per UL 1709 for instrumented valves in Subproject 6(b) which activate emergency systems under Condition 79 and associated conditions;
b.Flame detection covering a minimum of 90% of all areas by two or more detectors that contain flammable or combustible fluids, including the entire length of the marine transfer piping and valve platform, under Condition 64 and associated conditions;
c.Replacement of sodium bicarbonate extinguishers with potassium bicarbonate extinguishers in areas where LNG is handled under Condition 73 and associated conditions; and
d.Firewater hydrants or monitors for the entire length of the marine transfer piping, under Condition 80 and associated conditions.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68)	$697,987
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,017,590,560
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,017,590,560
Adjustment to Contract Price Applicable to Subproject 6(b)
7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-71)	$9,234,429
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$466,930,429
10. The Contract Price Applicable to Subproject 6(b) will be changed by this Change Order	$1,308,101
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$468,238,530
Adjustment to Contract Price
13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,484,520,989

15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,308,101
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,485,829,090

Adjustment to dates in Project Schedule for Subproject 6(a)

The following dates are modified: N/A

Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)

The following dates are modified: N/A - This Work is performed post-Substantial Completion

Adjustment to other Changed Criteria for Subproject 6(b): N/A - This Work is performed post-Substantial Completion

Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B

Adjustment to Design Basis for Subproject 6(b): N/A - This Work is performed post-Substantial Completion

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A - This Work is performed post-Substantial Completion

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: _SS_ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP E&C	Senior Project Manager & Principal Vice President
Title	Title

November 18, 2022
Date of Signing	Date of Signing

CHANGE ORDER

BN#2 BEACON PILE RELOCATION

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00073 DATE OF CHANGE ORDER: 31-Oct-2022

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s costs to relocate the Third Berth’s Beacon Pile BN#2 to an adjacent location in accordance with direction from the Sabine Bank Pilots Association. Refer to Attachment 1 of this Change Order.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)
1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68)	$697,987
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,017,590,560
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,017,590,560
Adjustment to Contract Price Applicable to Subproject 6(b)
7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-72)	$10,542,530
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$468,238,530
10. The Contract Price Applicable to Subproject 6(b) will be changed by this Change Order	$53,097
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$468,291,627
Adjustment to Contract Price
13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,485,829,090
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$53,097
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,485,882,187

Adjustment to dates in Project Schedule for Subproject 6(a)

The following dates are modified: N/A

Adjustment to other Changed Criteria for Subproject 6(a): N/A

Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)

The following dates are modified: N/A

Adjustment to other Changed Criteria for Subproject 6(b): N/A

Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B

Adjustment to Design Basis for Subproject 6(b): N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP E&C	Senior Project Manager & Principal Vice President
Title	Title

November 18, 2022
Date of Signing	Date of Signing

CHANGE ORDER

FERC CONDITION 56: ISA 84 GAS DETECTION

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00074 DATE OF CHANGE ORDER: 31-Oct-2022

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s costs to provide the Engineering, Procurement, and Construction services to comply with FERC Condition 56 referred in Aconex transmittal SPL4-E-EM-TRM-00217 (“Societal Risk from LNG Spills on Water”), that is, installing 11ea gas detectors to justify the 10-minute release duration assumed in the Quantitative Risk Assessment that was performed to address Condition 56.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1. The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2. Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58, 61, 68)	$697,987
3. The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,017,590,560
4. The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5. The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6. The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,017,590,560

Adjustment to Contract Price Applicable to Subproject 6(b)

7. The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8. Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52, 59-60, 62-73)	$10,595,627
9. The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$468,291,627
10. The Contract Price Applicable to Subproject 6(b) will be changed by this Change Order	$443,977
11. The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12. The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$468,735,604

Adjustment to Contract Price

13. The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14. The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,485,882,187
15. The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$443,977
16. The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,486,326,164

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Steve Smith
Owner	Contractor

David Craft	Steve Smith
Name	Name

SVP E&C	Senior Project Manager & Principal Vice President
Title	Title

November 18, 2022
Date of Signing	Date of Signing